UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 13, 2021

Date of Report (Date of earliest event reported)

Kairous Acquisition Corp. Limited

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41155	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unit 9-3, Oval Tower @ Damansara, No. 685, Jalan Damansara, 60000 Taman Tun Dr. Ismail, Kuala Lumpur, Malaysia	60000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: + 603 7733 9340

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one ordinary share, $0.0001 par value, one-half (1/2) of one redeemable warrant and one right entitling the holder to receive one-tenth of one ordinary share	KACLU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	KACL	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one ordinary share at an exercise price of $11.50 included as part of the units	KACLW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth of one ordinary share	KACLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 16, 2021, Kairous Acquisition Corp. Limited (the “Company”) consummated its initial public offering (the “IPO”) of 7,500,000 units (the “Units”), each Unit consisting of one ordinary share of the Company, par value $0.0001 per share (the “Ordinary Share”), one-half of one redeemable warrant (the “Warrant”), each whole Warrant entitling the holder thereof to purchase one Ordinary Share for $11.50 per share, and one right (the “Right”) to receive one-tenth (1/10) of one Ordinary Share upon consummation of an initial business combination. The Units were sold at a price of $10.00 per Unit, generating aggregate gross proceeds to the Company of $75,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-259031) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on August 24, 2021 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated December 13, 2021, by and between the Company and Maxim Group LLC, a copy of which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated December 13, 2021, by and between the Company and Continental Stock Transfer & Trust Company, LLC as warrant agent, a copy of which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Rights Agreement, dated December 13, 2021, by and between the Company and Continental Stock Transfer & Trust Company as rights agent, a copy of which is filed as Exhibit 4.2 hereto and incorporated herein by reference.

●	A Unit Purchase Option dated December 16, 2021, by and between the Company and Maxim Group LLC, a copy of which is filed as Exhibit 4.3 hereto and incorporated herein by reference.

●	A Letter Agreement, dated December 13, 2021, by and among the Company, Maxim Group LLC and Company’s officers and directors, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated December 13, 2021, by and between the Company, Maxim Group LLC and Kairous Asia Limited, the sponsor of the Company (the “Sponsor”), a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated December 13, 2021, by and between the Company and Continental Stock Transfer & Trust Company as trustee, a copy of which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated December 13, 2021, by and among the Company and certain security holders, a copy of which is filed as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Stock Escrow Agreement, dated December 13, 2021, by and among the Company and certain security holders, a copy of which is filed as Exhibit 10.5 and incorporated herein by reference.

●	Indemnity Agreements, each dated as of December 13, 2021, by and between the Company and each of the officers and directors of the Company, a form of which is filed as Exhibit 10.6 and incorporated herein by reference.

●	A Subscription Agreement, dated December 13, 2021, by and between the Company and the Sponsor, a copy of which is filed as Exhibit 10.7 and incorporated herein by reference.

On December 14, 2021, the underwriter of the IPO partially exercised its over-allotment option, and the closing and sale of an additional 300,000 Units (the “Over-Allotment Units”) occurred on December 16, 2021. The issuance by the Company of the Over-Allotment Units at a price of $10.00 per Unit resulted in total gross proceeds of $3,000,000.

As of December 16, 2021, a total of $78,780,000 of the net proceeds from the IPO (including the over-allotment) and the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of December 16, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

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Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated the private placement (the “Private Placement”) with the Sponsor of 357,143 Units (the “Private Units”) at a price of $10.00 per Private Unit, generating total proceeds of $3,571,430.

The Private Units are identical to the Units sold in the IPO except with respect to certain registration rights and transfer restrictions. The Sponsor has agreed not to transfer, assign, or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until after the Company completes its initial business combination.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

As of December 16, 2021, a total of $78,780,000 of the net proceeds from the IPO (including the over-allotment) and the Private Placement were deposited in a trust account established for the benefit of the Company’s public shareholders. An audited balance sheet as of December 16, 2021, reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws.

On December 13, 2021, in connection with the IPO, the Company filed its Amended and Restated Memorandum and Articles of Association with the Registrar of Corporate Affairs in the Cayman Islands. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Company’s Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto, and is incorporated by reference herein.

Item 8.01. Other Events.

On December 13, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On December 16, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 13, 2021, by and between the Company and Maxim Group LLC

3.1	Amended & Restated Memorandum and Articles of Association of the Company

4.1	Warrant Agreement, dated December 13, 2021, by and between the Company and Continental Stock Transfer & Trust Company

4.2	Rights Agreement, dated December 13, 2021, by and between the Company and Continental Stock Transfer & Trust Company

4.3	Unit Purchase Option dated December 16, 2021, by and between the Company and Maxim Group LLC

10.1	Letter Agreement, dated December 13, 2021, by and among the Company and its officers and directors

10.2	Letter Agreement, dated December 13, 2021, by and between the Company and its Sponsor

10.3	Investment Management Trust Agreement, dated December 13, 2021, by and between the Company and Continental Stock Transfer & Trust Company

10.4	Registration Rights Agreement, dated December 13, 2021, by and among the Company and certain security holders

10.5	Stock Escrow Agreement, dated December 13, 2021, by and among the Company and Continental Stock Transfer & Trust Company

10.6	Subscription Agreement, dated December 13, 2021, between the Company and the Sponsor

99.1	Press Release Dated December 13, 2021

99.2	Press Release Dated December 16, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2021	Kairous Acquisition Corp. Limited

	By:	/s/ Joseph Lee Moh Hon
	Name:	Joseph Lee Moh Hon
	Title:	Chief Executive Officer

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